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                                                                    Exhibit 10.3


                                                               [EXECUTION COPY]

                               RJR NABISCO, INC.,

                                                            Issuer

                                       and

                              THE BANK OF NEW YORK,

                                                            Trustee

                                   ----------

                     FIRST SUPPLEMENTAL INDENTURE AND WAIVER

                           Dated as of April 27, 1999

 (Supplemental to the Amended and Restated Indenture dated as of July 24, 1995)

                                   ----------




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         FIRST SUPPLEMENTAL INDENTURE AND WAIVER (this "First Supplemental
Indenture"), dated as of April 27, 1999 between RJR NABISCO, INC., a Delaware corporation (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation (the "Trustee"),

         WHEREAS, there is proposed to be a series of certain transactions (collectively, the "Reorganization"), which includes (i) the sale (the "International Tobacco Sale") by the Issuer and R.J. Reynolds Tobacco Company of the international tobacco business to Japan Tobacco Inc., (ii) the transfer of the Issuer's 80.5% interest in Nabisco Holdings Corp., together with approximately $1.6 billion in after-tax proceeds from the International Tobacco Sale, to RJR Nabisco Holdings Corp., the parent of the Issuer ("RJRN Holdings"), through a merger transaction that is intended to be tax-free, and (iii) the spinoff of the Issuer to the common stockholders of RJRN Holdings that is intended to be tax-free;

         WHEREAS, as part of the Reorganization, RJRN intends (i) to issue new RJRN debt securities and (ii) to enter into a new bank credit facility (together, the "Debt Restructuring");

         WHEREAS, the Issuer executed and delivered an Amended and Restated Indenture dated as of July 24, 1995 (the "Original Indenture") between the Issuer and Citibank, N.A., as trustee (the "Original Trustee"), providing for the issue from time to time of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities");

         WHEREAS, the Trustee succeeded to the obligations of the Original Trustee pursuant to the Agreement of Resignation, Appointment and Acceptance, dated as of July 27, 1998, by and among the Issuer, the Original Trustee and the Trustee and relating to the Original Indenture;

         WHEREAS, Section 8.2 of the Original Indenture provides that the Original Indenture may be amended with the consent of the holders of a majority in aggregate principal amount of the Securities then Outstanding (as defined therein) of all series affected by such supplemental indenture (voting as one class) and the Issuer has determined that, as of the date hereof, the Outstanding series of Securities affected by this First Supplemental Indenture include (i) the 8% Notes due January 15, 2000; (ii) the 7.625% Medium Term Notes due September 1, 2000; (iii) the 8% Notes due July 15, 2001; (iv) the 7.375% Medium Term Notes due August 1, 2001; (v) the 7.63% Medium Term Notes due August 13, 2001; (vi) the 6.80% Medium Term Notes due September 1, 2001; (vii) the 85/8% Notes due December 1, 2002; (viii) the 75/8% Notes due September 15, 2003;
(ix) the 8.25% Notes due July 1, 2004; (x) the 8.75% Notes due August 15, 2005;
(xi) the 8.50%



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Notes due July 1, 2007; (xii) the 8.75% Notes due July 15, 2007 and (xiii) the 9
1/4% Debentures due August 15, 2013 (together, the "Outstanding Securities") and that such required holders of the Outstanding Securities have consented to the amendments and waiver herein; and

         WHEREAS, all other conditions and requirements necessary to make this First Supplemental Indenture a valid and binding instrument in accordance with its terms and the terms of the Original Indenture have been satisfied.

         NOW, THEREFORE, this First Supplemental Indenture

                              W I T N E S S E T H:

         That in consideration of the premises and of the mutual covenants herein contained, the Issuer and the Trustee hereby covenant and agree, for the equal and proportionate benefit of all holders from time to time of the Securities as follows:

         SECTION 1.  For all purposes of this First Supplemental Indenture,

         (a) except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms used and not defined herein that are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture; and

         (b) "Statement" means the Offer to Purchase and Consent Solicitation Statement of the Issuer dated April 13, 1999, as amended from time to time.

         "Offer" means the offer to purchase for cash any and all of the Outstanding Securities, upon the terms and conditions set forth in the Statement.

         SECTION 2. Section 1.1 of the Original Indenture is hereby amended by deleting the definitions of "Attributable Debt", "Consolidated Net Worth", "Exempted Debt", "Funded Debt", "Principal Property" and "Restricted Subsidiary" therein in their entirety.

         SECTION 3. The Original Indenture is hereby amended by deleting Sections 3.6, 3.7, 3.8 and 9.1 thereof (the "Negative Covenants") in their entirety.

         SECTION 4. The Original Indenture is hereby amended by deleting the words "or any Restricted Subsidiary" from Section 5.1(f) thereof.



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         SECTION 5. Subject to Section 6(b) hereof, the application of the
Negative Covenants is hereby waived to the extent required to effect the Reorganization and permit the Debt Restructuring (the "Waiver").

         SECTION 6. (a) Upon the execution and delivery of this First Supple mental Indenture by the Issuer and the Trustee, the Original Indenture shall be amended and supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound thereby, as hereby amended and supplemented; provided, however, that the provisions of this First Supplemental Indenture, except as described in (b) with respect to the Waiver, shall not become operative until the Issuer has notified the Trustee that it has accepted for payment the Securities tendered pursuant to the Offer upon the terms and conditions set forth in the Statement (and at such time the provisions of this First Supplemental Indenture shall automatically become operative without the requirement of any further action by or notice to the Issuer, the Trustee or any holder of Securities).

         (b) The Waiver shall become operative immediately upon the execution and delivery of this First Supplemental Indenture by the Issuer and the Trustee. However, if the Offer is terminated or withdrawn or the tendered Securities are not accepted for payment pursuant to the Offer, the Waiver will cease to be operative.

         SECTION 7. Nothing in this First Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and the holders of the Securities any right, remedy or claim under or by reason of this First Supplemental Indenture or any covenant, stipulation, promise or agreement contained herein; all the covenants, stipulations, promises and agreements contained herein being for the sole and exclusive benefit of the parties hereto and their successors, and the holders from time to time of the Securities.

         SECTION 8. This First Supplemental Indenture shall form a part of the Original Indenture for all purposes and every holder of Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound hereby. The Original Indenture as supplemented by this First Supplemental Indenture is hereby in all respects ratified and confirmed.

         SECTION 9. The Trustee, for itself and its successor or successors, accepts the trust of the Original Indenture as amended by this First Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Original Indenture, including the terms and provisions defining



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and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Original Indenture, and, without limiting the generality of the foregoing, the recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee.

         SECTION 10. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 11. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of April 27, 1999.

                                            RJR NABISCO, INC.,
                                                 Issuer

                                            By:
                                               --------------------------------
                                               Name:  Francis X. Suozzi
                                               Title: Senior Vice President and
                                                         Treasurer

[CORPORATE SEAL]

Attest:

By:____________________
Name:
Title:

                                            THE BANK OF NEW YORK,
                                                 Trustee

                                            By:________________________________
                                               Name:
                                               Title:

[CORPORATE SEAL]

Attest:

By:____________________
Name:
Title:



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STATE OF NEW YORK                   )
                                    )
COUNTY OF NEW YORK                  )

         BEFORE ME, the undersigned authority, on this _______ day of April, 1999, personally appeared ______________________, ____________________ of RJR
Nabisco, Inc., a Delaware corporation, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such corporation for the purposes and consideration herein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL THIS ____ DAY OF APRIL,
1999.

(SEAL)

                                    --------------------------------
                                    NOTARY PUBLIC, STATE OF NEW YORK
                                    Print Name:_____________________
                                    Commission Expires:_____________

STATE OF NEW YORK                   )
                                    )
COUNTY OF NEW YORK                  )

         BEFORE ME, the undersigned authority, on this _______ day of April, 1999, personally appeared ______________________, ____________________ of The
Bank of New York, a New York banking corporation, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL THIS _____ DAY OF APRIL,
1999.

(SEAL)

                                    --------------------------------
                                    NOTARY PUBLIC, STATE OF NEW YORK
                                    Print Name:_____________________
                                    Commission Expires:_____________



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